UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2009

Oritani Financial Corp.
(Exact name of registrant as specified in its charter)

United States	001-33223	22-3617996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey	07676
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (201) 664-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 24, 2009 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 24, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oritani Financial Corp. (Registrant)
November 24, 2009 (Date)	/s/ JOHN M. FIELDS, JR. John M. Fields, Jr. Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated November 24, 2009